EXHIBIT 99.1


Written Statement of
Chief Executive Officer and Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


     The undersigned, the Chief Executive Officer and the Chief Financial Officer of Laboratory Corporation of America Holdings (the "Company"), each hereby certifies that, to his knowledge on the date hereof:

     (a)  the Form 10-Q of the Company for the Period Ended
June 30, 2002 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                           By:/s/THOMAS P. MAC MAHON
                              --------------------------------
                                 Thomas P. Mac Mahon
                                 Chief Executive Officer
                                 August 13, 2002



                          By:/s/WESLEY R. ELINGBURG
                             ---------------------------------
                                Wesley R. Elingburg
                                Chief Financial Officer
                                August 13, 2002